Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for fiscal year ended June 30, 2006 of Xinhua China Ltd., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Clement Wu, Chief Financial Officer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 12, 2006                                             /s/ Clement Wu
                                                                                   Clement Wu, Chief Financial Officer and
                                                                                   a Director (Principal Accounting Officer)